UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2018

Date of reporting period:	September 1, 2017 — February 28, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

# Putnam PanAgora Risk Parity Fund

**Semiannual report**
**2 | 28 | 18**

**Putnam PanAgora funds** pursue systematic, rule-based strategies that combine cutting-edge quantitative techniques with fundamental investment insights.

**FUND SYMBOL**
**CLASS A**
PPRPX

Putnam PanAgora
Risk Parity
Fund
Semiannual report
2 | 28 | 18

Consider these risks before investing: There can be no assurance that a “risk parity” approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The fund’s allocation of assets may hurt performance, and efforts to diversify risk through the use of leverage may be unsuccessful. Quantitative models or data may be incorrect or incomplete, and reliance on those models or data may not produce the desired results. Asset prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer, industry or commodity. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Bond investments in which the fund invests (or has exposure to) are subject to interest-rate risk and credit risk. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. The value of inflation-protected securities generally declines during periods of rising real interest rates, and, when real interest rates rise faster than nominal interest rates, inflation-indexed bonds to which the fund is exposed may experience greater losses than other fixed income securities with similar durations. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. Risks associated with derivatives (including “short” derivatives) include losses caused by unexpected market movements (which are potentially unlimited), imperfect correlation between the price of the derivative and the price of the underlying asset, increased investment exposure (which may be considered leverage), the potential inability to terminate or sell derivatives positions, the potential need to sell securities at disadvantageous times to meet margin or segregation requirements, the potential inability to recover margin or other amounts deposited from a counterparty, and the potential failure of the other party to the instrument to meet its obligations. Leveraging can result in volatility in the fund’s performance and losses in excess of the amounts invested. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund invests in (or provides exposure to) fewer issuers or makes large investments in (or provides large amounts of exposure to) a small number of issuers, and involves more risk than a fund that invests more broadly. By investing in open-end or closed-end investment companies and ETFs, the fund is indirectly exposed to the risks associated with direct ownership of the securities held by those investment companies or ETFs. By investing in a subsidiary, the fund is indirectly exposed to the risks associated with the subsidiary’s investments. You can lose money by investing in the fund.

Message from the Trustees

April 19, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market encountered some challenges in early 2018. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the period, the fund had an expense limitation, without which the return would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam PanAgora Risk Parity Blended Benchmark is an unmanaged index administered by Putnam Management, 35% of which is the MSCI ACWI Index, 50% of which is the Bloomberg Barclays U.S. Long Treasury Index, and 15% of which is the S&P GSCI Index.

This comparison shows your fund’s performance in the context of broad market indexes for the period from 9/20/17 (commencement of operations) to 2/28/18. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

2 PanAgora Risk Parity Fund

Edward Qian, Ph.D.
Portfolio Manager

Edward is Chief Investment Officer and Head of Multi-Asset Research at PanAgora Asset Management. He has a Ph.D. from Florida State University, an M.S. from The Chinese Science Academy, and a B.S. from Peking University. Edward joined PanAgora in 2005 and has been in the investment industry since 1996.

Bryan D. Belton, CFA
Portfolio Manager

Bryan is a Director in the Multi-Asset group at PanAgora Asset Management. He has an M.S.F. from Northeastern University and a B.A. from Boston College. Bryan joined PanAgora in 2005 and has been in the investment industry since 1997.

Please describe the investing environment for the reporting period.

Global equities performed very strongly during the second half of 2017 through late January 2018. However, the upward trend was briefly halted as investors reacted to a more hawkish than expected U.S. Federal Reserve meeting and a bullish wage report. The market moved quickly to price in four anticipated interest-rate hikes for 2018, up from the previous expectation for three. Stocks corrected, with most of the major indexes declining by 5% or more, in early February.

Across the Atlantic, the European Central Bank [ECB] left interest rates unchanged at its late January 2018 meeting. Still, investors remained skeptical and shifted their expectations toward a more aggressive unwinding of monetary policy accommodation in Europe. As a result, equities, sovereign bonds, and commodities moved lower in February.

Despite these events, several major global regions posted strong, positive results for the reporting period. The top three performers were U.S. equities, which rose approximately 9.2% as measured by the S&P 500 Index; emerging markets, which increased 8.3% as measured by the MSCI Emerging Markets Index; and the

PanAgora Risk Parity Fund 3

The table shows the fund’s total exposures as a percentage of the fund’s net assets as of 2/28/18. Allocations will not total 100% because the table reflects the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

developed non-U.S. markets, which gained 3.9% as measured by the MSCI World ex-U.S. Index. Within the United States, large-cap stocks outperformed small-cap stocks, with the Russell 2000 Index climbing 5.6% at the close of the period compared with an increase of 8.9% in the Russell 1000 Index for the period.

After posting solid, positive gains in the second half of 2017, bonds stumbled out of the gate in 2018. Several segments of the bond market posted negative returns in January and February. Treasury yields, especially at the longer end of the maturity curve, entered 2018 on the rise and have not slowed. The jump in yields and selloff of bonds was largely fueled by the growing signs of economic expansion and expectations of additional interest-rate hikes by the Fed in 2018. Non-U.S. developed-market government bond yields took their cues from the United States and also increased, albeit to a lesser extent, in the reporting period. In the eurozone, sovereign bonds fared better as the European economy did not heat up as fast as its U.S. counterpart and rising inflation was not as pronounced.

The S&P Goldman Sachs Commodity Index [GSCI] gained 11.5% for the reporting period, boosted by a strong rally in the fourth quarter of 2017. This rally capped a remarkable turnaround by the S&P GSCI, which was down by more than 10% midway through 2017. Commodity prices were supported by a weaker U.S. dollar [USD], which declined relative to other major currencies. Commodity contracts are typically priced in USDs and tend to move higher when the dollar weakens.

How did the fund perform for the period?

On an absolute basis, the fund’s class A shares returned 0.11%. On a relative basis, the fund underperformed its custom-blended benchmark index, which returned 1.76% for the reporting period. The benchmark reflects the fund’s portfolio of stocks, bonds, and commodities, and consists of the MSCI ACWI [35%], the Bloomberg Barclays U.S. Long Treasury Index [50%], and the S&P GSCI [15%].

What were some of the top contributors to fund performance?

Exposure to two out of three of the fund’s main asset classes — equities and inflation-protected assets — contributed positively to the fund’s absolute performance. Equities was the top contributor, led by solid gains in U.S. large-cap and emerging-market equities. Inflation-protected assets also performed well, which bolstered our position in commodities.

4 PanAgora Risk Parity Fund

What were some of the top detractors to fund performance?

A significant portion of the fund’s underperformance was attributed to the negative performance of nominal fixed income, primarily the fund’s exposure to U.S. government debt. Additionally, while the fund’s exposure to commodities contributed positively to results, the portfolio lagged the energy-heavy S&P GSCI component of its benchmark index.

How did the fund use derivatives in the reporting period?

We used futures to provide exposure to equities, fixed-income securities, and commodities.

What is your outlook and portfolio strategy for the coming months?

At the end of the period, the fund reduced its underweight position to nominal fixed income at the expense of an overweight to equities. Additionally, we maintained an overweight position to inflation-protected assets relative to the fund’s long-term risk targets.

While periods of heightened market volatility observed in early February can be troubling, it is worth noting that the goal of our strategic portfolio is to seek total return. We have positioned the fund in an effort to benefit from risk diversification within and across asset classes and market cycles. From a longer-term perspective, we believe equities, high-grade fixed income, and commodities will deliver returns above cash.

From a short-term perspective, risk management remains critically important during periods of increased volatility. The fund has

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to gain exposure to different asset classes, or to gain exposure to different areas of risk.

For example, the fund’s managers might use futures contracts to gain exposure to equity securities, fixed-income securities, or commodities. These asset classes offer different return potential and exposure to different investment risks.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. PanAgora monitors the counterparty risks we assume. For example, PanAgora often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

PanAgora Risk Parity Fund 5

several layers of risk management built into the investment process, including systematic portfolio rebalancing, targeting constant volatility, and dynamic risk allocation. As we believe the markets will normalize, we will continue to monitor and manage the fund through its risk management lens.

Thank you, Edward and Bryan, for your time and insights today.

Past performance is not a guarantee of future results. The opinions expressed in this article represent the current, good faith views of the author(s) at the time of publication, are provided for limited purposes, are not definitive investment advice, and should not be relied on as such. The information presented in this article has been developed internally and/or obtained from sources believed to be reliable; however, PanAgora Asset Management (PanAgora) does not guarantee the accuracy, adequacy, or completeness of such information. Predictions, opinions, and other information contained in this article are subject to change continually and without notice of any kind and may no longer be true after the date indicated. As with any investment, there is a potential for profit as well as the possibility of loss.

Any forward-looking statements speak only as of the date they are made, and PanAgora assumes no duty to and does not undertake to update forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements. This material is directed exclusively at investment professionals. Any investments to which this material relates are available only to or will be engaged in only with investment professionals.

6 PanAgora Risk Parity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the reporting period from September 20, 2017 (the fund’s commencement of operations) through February 28, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the life-of-fund period ended 2/28/18

(inception dates)	Life of fund
Class A (9/20/17)
Before sales charge	0.11%
After sales charge	–5.65
Class B (9/20/17)
Before CDSC	–0.19
After CDSC	–5.15
Class C (9/20/17)
Before CDSC	–0.19
After CDSC	–1.18
Class M (9/20/17)
Before sales charge	–0.09
After sales charge	–3.59
Class R (9/20/17)
Net asset value	0.01
Class R6 (9/20/17)
Net asset value	0.21
Class Y (9/20/17)
Net asset value	0.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, the fund had expense limitations, without which returns would have been lower.

PanAgora Risk Parity Fund 7

Comparative index returns For the life-of-fund period ended 2/28/18

Life of fund
Putnam PanAgora Risk Parity Blended Benchmark*	1.76%
Lipper Alternative Global Macro Funds category average†	0.86

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Putnam PanAgora Risk Parity Blended Benchmark is an unmanaged index administered by Putnam Management, 35% of which is the MSCI ACWI Index, 50% of which is the Bloomberg Barclays U.S. Long Treasury Index, and 15% of which is the S&P GSCI Index.

† Over the life-of-fund period ended 2/28/18, there were 298 funds in this Lipper category.

Fund price and distribution information For the life-of-fund period ended 2/28/18

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y
Number	1		1	1	1		1	1	1
Income	—		—	—	—		—	—	—
Capital gains
Long-term gains	$0.042		$0.042	$0.042	$0.042		$0.042	$0.042	$0.042
Short-term gains	0.030		0.030	0.030	0.030		0.030	0.030	0.030
Total	$0.072		$0.072	$0.072	$0.072		$0.072	$0.072	$0.072
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
9/20/17*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00	$10.00
2/28/18	9.94	10.55	9.91	9.91	9.92	10.28	9.93	9.95	9.95

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

8 PanAgora Risk Parity Fund

Fund performance as of most recent calendar quarter
Total return for the periods ended 3/31/18

(inception dates)	Life of fund	6 months
Class A (9/20/17)
Before sales charge	1.12%	1.73%
After sales charge	–4.70	–4.12
Class B (9/20/17)
Before CDSC	0.82	1.53
After CDSC	–4.18	–3.47
Class C (9/20/17)
Before CDSC	0.82	1.53
After CDSC	–0.18	0.53
Class M (9/20/17)
Before sales charge	0.92	1.52
After sales charge	–2.62	–2.03
Class R (9/20/17)
Net asset value	1.02	1.63
Class R6 (9/20/17)
Net asset value	1.32	1.93
Class Y (9/20/17)
Net asset value	1.32	1.93

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

PanAgora Risk Parity Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During the period from 9/20/17 (the fund’s commencement of operations) thru 2/28/18, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Estimated net expenses for the fiscal
year ended 8/31/17*†	1.35%	2.10%	2.10%	1.85%	1.60%	1.00%	1.10%
Estimated total annual operating
expenses for the fiscal year
ended 8/31/17†	1.65%	2.40%	2.40%	2.15%	1.90%	1.30%	1.40%
Annualized expense ratio from 9/20/17
(commencement of operations)
to 2/28/18	1.26%	2.01%	2.01%	1.76%	1.51%	1.00%	1.01%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the consolidated financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/18.

† Other expenses are based on estimated amounts for the current fiscal year.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 9/20/17 (commencement of operations) to 2/28/18. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.60	$8.91	$8.91	$7.81	$6.70	$4.44	$4.49
Ending value (after expenses)	$1,001.10	$998.10	$998.10	$999.10	$1,000.10	$1,002.10	$1,002.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 9/20/17 (inception date of the class) to 2/28/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 PanAgora Risk Parity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period from 9/20/17 (commencement of operations) to 2/28/18, use the following calculation method. To find the value of your investment on 9/20/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.31	$10.04	$10.04	$8.80	$7.55	$5.01	$5.06
Ending value (after expenses)	$1,018.55	$1,014.83	$1,014.83	$1,016.07	$1,017.31	$1,019.84	$1,019.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 9/20/17 (inception date of the class) to 2/28/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

PanAgora Risk Parity Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. Effective March 1, 2018, they are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Long Treasury Index is an unmanaged index of all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are investment-grade rated, and have $250 million or more of outstanding face value.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI ACWI (All Country World Index) (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

12 PanAgora Risk Parity Fund

MSCI World ex-U.S. Index (ND) is an unmanaged index of equity securities from developed countries, excluding the United States.

Putnam PanAgora Risk Parity Blended Benchmark is an unmanaged index administered by Putnam Management, 35% of which is the MSCI ACWI Index, 50% of which is the Bloomberg Barclays U.S. Long Treasury Index, and 15% of which is the S&P GSCI Index.

Russell 1000 Index is an unmanaged index of 1,000 largest companies in the U.S. equity market.

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P GSCI (Goldman Sachs Commodity Index) is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Net dividends (ND) reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

PanAgora Risk Parity Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, will be available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2018, Putnam employees had approximately $528,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 PanAgora Risk Parity Fund

Trustee approval of management contract

General conclusions

In June 2017, the Putnam Funds’ Board of Trustees, which oversees the management of each Putnam fund, approved your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-advisory contract with respect to your fund between Putnam Management and its affiliate, PanAgora Asset Management, Inc. (“PanAgora”).

The Board, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of The Putnam Funds (“Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its approval of your fund’s management contract and sub-advisory contract. Over the course of the several months ending in June 2017, the Contract Committee and other committees of the Board met with representatives of Putnam Management and PanAgora, and separately in executive session, to consider the information that Putnam Management and PanAgora provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Independent Trustees also took into consideration the Contract Committee’s review and consideration of the other Putnam funds’ management, sub-management, and sub-advisory contracts and related information over the course of several months leading up to their June 2017 meeting.

On June 22, 2017, the Contract Committee recommended, and on June 23, 2017, the Independent Trustees approved, the initial execution and continuance of your fund’s management and sub-advisory contracts.

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund would represent reasonable compensation in light of the nature and quality of the services to be provided to the fund, and the fees paid by competitive funds; and

• That the proposed fee schedule would represent an appropriate sharing between fund shareholders, Putnam Management and PanAgora of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

Management fee schedules and total expenses

The Trustees considered the proposed management fee schedule for your fund, including fee levels and breakpoints, in light of the fund’s proposed investment program. The Trustees also focused on the competitiveness of your fund’s fee schedule in comparison to other Putnam funds and to market competitors.

Your fund has the benefit of breakpoints in its management fee that provide shareholders with economies of scale in the form of reduced fee rates as assets under management of all open-end funds sponsored by Putnam Management for which PanAgora acts as sub-adviser launched on or after the date of your fund’s management contract.

The Trustees also focused on the competitiveness of your fund’s projected total expense ratio. In order to support the effort to have fund expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations attempt to maintain competitive expense levels for the funds. The expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). Putnam Management has agreed to maintain these expense limitations until at least December 30, 2018. Putnam Management’s

PanAgora Risk Parity Fund 15

support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve your fund’s management and sub-advisory contracts.

The information examined by the Trustees in connection with their contract review for your fund included information regarding fees charged by Putnam Management and by PanAgora to certain of their other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

Because your fund was not yet operational, the Trustees were not able to consider your fund’s performance before their initial approval of your fund’s management and sub-advisory contracts.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that PanAgora may receive in connection with the services it provides under the sub-advisory contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by the fund for brokerage may be used to acquire research services that are expected to be useful to PanAgora in managing the assets of the fund and of other clients.

Putnam Management may also receive benefits from payments that the fund makes to Putnam Management’s affiliates for investor or distribution services. In conjunction with the June 2017 initial review and continuance of your fund’s management and sub-advisory contracts, the Trustees reviewed your fund’s proposed investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its proposed distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the proposed fees to be paid by your fund to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the expected nature and quality of such services, the fees paid by competitive funds, and the expected costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

16 PanAgora Risk Parity Fund

Consolidated financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s consolidated financial statements.

The fund’s consolidated portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Consolidated statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Consolidated statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Consolidated statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Consolidated statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Consolidated financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the consolidated highlights table also includes the current reporting period.

PanAgora Risk Parity Fund 17

The fund’s consolidated portfolio 2/28/18 (Unaudited)

INVESTMENT COMPANIES (97.5%)*	Shares	Value
State Street Institutional US Government Money Market Fund ΩΩ	29,572,378	$29,572,378
		$29,572,378

TOTAL INVESTMENTS
Total investments (cost $29,572,378)		$29,572,378

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 20, 2017 (commencement of operations) through February 28, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $30,318,581.

 ΩΩA portion of this holding is held by Putnam PanAgora Risk Parity Ltd., a wholly-owned and controlled subsidiary, valued at $3,782,257.

FUTURES CONTRACTS OUTSTANDING at 2/28/18 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Amsterdam Exchange index (Long)	2	$261,363	$261,251	Mar-18	$7,337
Australian Government Treasury
Bond 10 yr (Long)	40	3,970,265	3,970,267	Mar-18	(63,002)
Bloomberg Commodity
Index (Long) ##	800	7,051,272	7,048,000	Mar-18	227,734
Canadian Government Bond
10 yr (Long)	35	3,591,646	3,591,646	Jun-18	27,197
DAX Index (Long)	1	379,293	379,191	Mar-18	(21,596)
Euro-Bobl 5 yr (Long)	18	2,877,638	2,877,639	Mar-18	(29,678)
Euro-Buxl 30 yr (Long)	4	788,315	788,315	Mar-18	(25,871)
Euro-BTP Italian Government
Bond (Long)	22	3,673,054	3,673,055	Mar-18	(54,524)
Euro-Bund 10 yr (Long)	8	1,556,134	1,556,135	Mar-18	(35,638)
FTSE 100 Index (Long)	5	497,809	497,401	Mar-18	(13,466)
Hang Seng Index (Long)	2	394,136	392,696	Mar-18	(3,828)
IBEX 35 Index (Long)	3	360,155	359,939	Mar-18	6,117
Japanese Government Bond
10 yr (Long)	8	11,316,744	11,316,744	Mar-18	6,154
Japanese Government Bond
10 yr Mini (Short)	2	282,825	282,825	Mar-18	(767)
Mini-DAX (Short)	1	75,859	75,838	Mar-18	3,340
MSCI Emerging Markets Index (Long)	70	4,183,165	4,140,500	Mar-18	179,701
OMXS 30 Index (Long)	9	171,956	170,746	Mar-18	7,504
Russell 2000 Index E-Mini (Long)	28	2,117,424	2,115,680	Mar-18	(22,185)
S&P 500 Index E-Mini (Long)	38	5,156,277	5,157,360	Mar-18	111,082
S&P/TSX 60 Index (Long)	2	284,882	284,507	Mar-18	(13,180)
SPI 200 Index (Long)	2	233,630	233,049	Mar-18	(548)
Tokyo Price Index (Long)	2	331,457	331,412	Mar-18	(3,076)

18 PanAgora Risk Parity Fund

FUTURES CONTRACTS OUTSTANDING at 2/28/18 (Unaudited) cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.K. Gilt 10 yr (Long)	20	$3,333,817	$3,333,815	Jun-18	$12,079
U.S. Treasury Bond 30 yr (Long)	19	2,725,313	2,725,313	Jun-18	10,549
U.S. Treasury Note 2 yr (Long)	77	16,360,094	16,360,094	Jun-18	(7,485)
U.S. Treasury Note 5 yr (Long)	49	5,582,555	5,582,555	Jun-18	(9,688)
U.S. Treasury Note 10 yr (Long)	41	4,921,922	4,921,922	Jun-18	(3,966)
Unrealized appreciation					598,794
Unrealized (depreciation)					(308,498)
Total					$290,296

## Held by Putnam PanAgora Risk Party Ltd., a wholly-owned and controlled subsidiary.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Investment companies	$29,572,378	$—	$—
Totals by level	$29,572,378	$—	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$290,296	$—	$—
Totals by level	$290,296	$—	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

PanAgora Risk Parity Fund 19

Consolidated statement of assets and liabilities 2/28/18 (Unaudited)

ASSETS
Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $29,572,378)	$29,572,378
Interest receivable	74,615
Receivable for shares of the fund sold	22,239
Receivable from Manager (Note 2)	85,482
Receivable for variation margin on futures contracts (Note 1)	293,657
Prepaid assets	1,373
Unamortized offering costs (Note 1)	185,791
Deposits with Broker	802,993
Total assets	31,038,528

LIABILITIES
Payable to custodian	338,902
Payable for custodian fees (Note 2)	2,181
Payable for variation margin on futures contracts (Note 1)	59
Payable for investor servicing fees (Note 2)	3,056
Payable for Trustee compensation and expenses (Note 2)	32
Payable for administrative services (Note 2)	92
Payable for distribution fees (Note 2)	2,907
Payable for offering costs (Note 1)	334,057
Other accrued expenses	38,661
Total liabilities	719,947

Net assets	$30,318,581

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$30,584,237
Distributions in excess of net investment income (Note 1)	(9,379)
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(554,562)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	298,285
Total — Representing net assets applicable to capital shares outstanding	$30,318,581

(Continued on next page)

20 PanAgora Risk Parity Fund

Consolidated statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($7,017,432 divided by 706,142 shares)	$9.94
Offering price per class A share (100/94.25 of $9.94)*	$10.55
Net asset value and offering price per class B share ($9,977 divided by 1,007 shares)**	$9.91
Net asset value and offering price per class C share ($9,977 divided by 1,007 shares)**	$9.91
Net asset value and redemption price per class M share ($9,988 divided by 1,007 shares)	$9.92
Offering price per class M share (100/96.50 of $9.92)*	$10.28
Net asset value, offering price and redemption price per class R share
($10,001 divided by 1,007 shares)	$9.93
Net asset value, offering price and redemption price per class R6 share
($4,468,191 divided by 449,062 shares)	$9.95
Net asset value, offering price and redemption price per class Y share
($18,793,015 divided by 1,888,927 shares)	$9.95

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

PanAgora Risk Parity Fund 21

Consolidated statement of operations
For the period 9/20/17 (commencement of operations) to 2/28/18 (Unaudited)

INVESTMENT INCOME
Interest	$124,286
Total investment income	124,286

EXPENSES
Compensation of Manager (Note 2)	94,858
Investor servicing fees (Note 2)	6,550
Custodian fees (Note 2)	2,222
Trustee compensation and expenses (Note 2)	640
Distribution fees (Note 2)	8,006
Administrative services (Note 2)	486
Amortization of offering costs (Note 1)	148,266
Auditing and tax fees	25,508
Other	19,082
Fees waived and reimbursed by Manager (Note 2)	(170,776)
Total expenses	134,842
Expense reduction (Note 2)	(1,177)
Net expenses	133,665

Net investment loss	(9,379)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Foreign currency transactions (Note 1)	4,931
Futures contracts (Note 1)	(349,091)
Total net realized loss	(344,160)
Change in unrealized appreciation (depreciation) on:
Assets and liabilities in foreign currencies	7,989
Futures contracts	290,296
Total change in net unrealized appreciation	298,285

Net loss on investments	(45,875)

Net decrease in net assets resulting from operations	$(55,254)

The accompanying notes are an integral part of these financial statements.

22 PanAgora Risk Parity Fund

Consolidated statement of changes in net assets

For the period 9/20/17
(commencement of
INCREASE IN NET ASSETS	operations) to 2/28/18*
Operations
Net investment loss	$(9,379)
Net realized loss on investments and foreign currency transactions	(344,160)
Net unrealized appreciation of investments and assets and liabilities
in foreign currencies	298,285
Net decrease in net assets resulting from operations	(55,254)
Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments
Class A	(20,978)
Class B	(30)
Class C	(30)
Class M	(30)
Class R	(30)
Class R6	(10,592)
Class Y	(55,978)
From net realized long-term gain on investments
Class A	(29,369)
Class B	(42)
Class C	(42)
Class M	(42)
Class R	(42)
Class R6	(14,828)
Class Y	(78,369)
Increase from capital share transactions (Note 4)	23,584,237
Total increase in net assets	23,318,581

NET ASSETS
Beginning of period (Note 5)	7,000,000
End of period (including distributions in excess of net investment income of $9,379)	$30,318,581

* Unaudited.

The accompanying notes are an integral part of these financial statements.

PanAgora Risk Parity Fund 23

Consolidated financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTION				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net realized gain	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	on investments	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)
Class A
February 28, 2018**†	$10.00	(.01)	.02	.01	(.07)	(.07)	$9.94	.11*	$7,017	.56*	(.12)*	—
Class B
February 28, 2018**†	$10.00	(.04)	.02	(.02)	(.07)	(.07)	$9.91	(.19)*	$10	.89*	(.45)*	—
Class C
February 28, 2018**†	$10.00	(.04)	.02	(.02)	(.07)	(.07)	$9.91	(.19)*	$10	.89*	(.45)*	—
Class M
February 28, 2018**†	$10.00	(.03)	.02	(.01)	(.07)	(.07)	$9.92	(.09)*	$10	.78*	(.34)*	—
Class R
February 28, 2018**†	$10.00	(.02)	.02	—[e]	(.07)	(.07)	$9.93	.01*	$10	.67*	(.23)*	—
Class R6
February 28, 2018**†	$10.00	—[e]	.02	.02	(.07)	(.07)	$9.95	.21*	$4,468	.44*	.04*	—
Class Y
February 28, 2018**†	$10.00	—[e]	.02	.02	(.07)	(.07)	$9.95	.21*	$18,793	.45*	(.01)*	—

* Not annualized.

** Unaudited.

† For the period September 20, 2017 (commencement of operations) to February 28, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.60% as a percentage of average net assets (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

24 PanAgora Risk Parity Fund	PanAgora Risk Parity Fund 25

Notes to consolidated financial statements 2/28/18 (Unaudited)

Within the following Notes to consolidated financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 20, 2017 (commencement of operations) through February 28, 2018.

Putnam PanAgora Risk Parity Fund (the fund) is a non-diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return, which is composed of capital appreciation and income. The fund pursues an investment strategy designed to generate returns from investing in a combination of asset classes with diversified risk characteristics. The fund strategically allocates its investments among equities, fixed-income instruments and commodities in an effort to participate in periods of economic growth, preserve capital during periods of economic contraction, and preserve real rates of return during periods of heightened inflation.

In allocating the fund’s assets among the different asset classes, PanAgora Asset Management, Inc. (“PanAgora”), the subadviser to the fund, an affiliate of Putnam Management, employs a proprietary “risk parity” approach, which relies on quantitative models and information and data inputs to those models to seek to diversify the fund’s portfolio risks across and within asset classes. When allocating investments across asset classes, the fund generally allocates a greater portion of its assets to asset classes PanAgora views as having lower risk, such as developed market bonds, than to asset classes PanAgora views as having higher risk, such as global equities. In its “neutral” position, the fund’s assets are generally strategically allocated among the different asset classes so that the anticipated contribution of each asset class to the overall risk of the fund will be approximately as follows: 40% from equity risk; 40% from fixed income risk; and 20% from inflation risk. However, PanAgora may seek different risk contributions from time to time, including in response to market conditions. When allocating investments within each asset class, PanAgora’s risk parity approach seeks to diversify the fund’s risk exposures across a variety of factors, including industry sectors, geographies, companies and commodity types.

The fund will gain exposure to different areas of risk either through direct investment or through derivative instruments, primarily including forwards, futures, and swaps, but which may also include, but are not limited to, options. The fund may invest without limit in equity securities, including, but not limited to, global developed markets large-cap equities, emerging markets equities, and U.S. small and mid-cap equities. The fund may additionally invest in fixed-income securities of any credit quality, duration or maturity (including, but not limited to, U.S. and non-U.S. sovereign bonds, global inflation-linked government bonds (including Treasury Inflation Protected Securities), and investment-grade corporate bonds), commodities (including through, but not limited to, commodity-linked notes and commodity-related derivative instruments (primarily commodity futures and swaps on commodity futures)), exchange-traded funds (“ETFs”), exchange-traded notes, and emerging markets and other currencies (including through cash bonds and currency forwards). These asset classes offer different return potential and exposure to different investment risks.

While the fund normally does not engage in borrowing, the fund typically uses derivatives to a significant extent and may take “short” derivatives positions.

A significant portion of the assets of the fund will be invested in short-term instruments, including cash and cash equivalents generally with one year or less term to maturity. These investments serve as collateral for the derivative positions the fund takes and also may earn income for the fund.

The fund is “non-diversified,” which means that it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

The fund may invest directly or indirectly through its wholly-owned and controlled subsidiary Putnam PanAgora Risk Parity, LTD. (the “subsidiary”), which like the fund, is sub-advised by PanAgora. The fund may invest no more than 25% of its assets in the subsidiary. Generally, the subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in other commodity-related instruments (such as financial futures, option and swap contracts) or other asset classes (including through derivatives). Unlike the fund, the subsidiary may invest without limitation in commodity-related instruments. Unless indicated otherwise, references to the fund’s investments, investment exposures or risks include its indirect investments, investment exposures and risks through the subsidiary.

26 PanAgora Risk Parity Fund

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in September 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. The fund began offering class A, class B, class C, class M, class R, class R6 and class Y shares on September 20, 2017. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvest-ment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Consolidated statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

PanAgora Risk Parity Fund 27

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to provide exposure to equity securities, fixed-income securities and commodities.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move

28 PanAgora Risk Parity Fund

unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Consolidated statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

At close of the reporting period, the fund has deposited cash valued at $802,993 in a segregated account to cover margin requirements on open futures contracts.

Futures contracts outstanding at period end, if any, are listed after the fund’s consolidated portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The fund’s investment in the subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code.  The rules regarding the extent to which annual net income, if any, realized by the subsidiary and included in the fund’s annual income for U.S. federal income purposes will constitute “qualifying income” for purposes of the fund’s qualification as a regulated  investment company under the Code are unclear and currently under consideration.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $29,572,378, resulting in gross unrealized appreciation and depreciation of $290,296 and no monies, respectively, or net unrealized appreciation of $290,296.

PanAgora Risk Parity Fund 29

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $334,057 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management for which PanAgora is acting as sub-adviser launched on or after the date of the fund’s management contract, as determined at the close of each business day during the month. Such annual rates may vary as follows:

0.750%	of the first $1 billion,	0.730%	of the next $2 billion,
0.740%	of the next $2 billion,	0.720%	of any excess thereafter

The subsidiary pays a monthly management fee to Putnam Management at the same rate as the Fund. For so long as the fund invests in the subsidiary, the management fee paid by the fund to Putnam Management is reduced by an amount equal to the management fee Putnam Management receives from the subsidiary under the management contract between Putnam Management and the subsidiary.

For the reporting period, the fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.333% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $170,776 as a result of this limit.

PanAgora is authorized by the Trustees to make investment decisions for the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PanAgora for its services at the following annual rates of the average net assets of the portion of the fund managed by PanAgora:

0.350%	of the first $250 million,	0.330%	of the next $250 million,
0.340%	of the next $500 million,	0.300%	of any excess thereafter

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined

30 PanAgora Risk Parity Fund

contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,792	Class R	2
Class B	2	Class R6	586
Class C	2	Class Y	4,164
Class M	2	Total	$6,550

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,177 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $23, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Consolidated statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Consolidated statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$7,859
Class B	1.00%	1.00%	45
Class C	1.00%	1.00%	45
Class M	1.00%	0.75%	34
Class R	1.00%	0.50%	23
Total			$8,006

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $592 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

PanAgora Risk Parity Fund 31

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, (Long-term)	$—	$—
U.S. government securities (Long-term)	—	—
Total	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	FOR THE PERIOD 9/20/17
	(COMMENCEMENT OF OPERATIONS) TO 2/28/18
Class A	Shares	Amount
Shares sold	7,157	$71,915
Shares issued in connection with reinvestment of distributions	4,985	50,347
	12,142	122,262
Shares repurchased	—	—
Net increase	12,142	$122,262

	FOR THE PERIOD 9/20/17
	(COMMENCEMENT OF OPERATIONS) TO 2/28/18
Class B	Shares	Amount
Shares sold	—	$—
Shares issued in connection with reinvestment of distributions	7	72
	7	72
Shares repurchased	—	—
Net increase	7	$72

	FOR THE PERIOD 9/20/17
	(COMMENCEMENT OF OPERATIONS) TO 2/28/18
Class C	Shares	Amount
Shares sold	—	$—
Shares issued in connection with reinvestment of distributions	7	72
	7	72
Shares repurchased	—	—
Net increase	7	$72

32 PanAgora Risk Parity Fund

	FOR THE PERIOD 9/20/17
	(COMMENCEMENT OF OPERATIONS) TO 2/28/18
Class M	Shares	Amount
Shares sold	—	$—
Shares issued in connection with reinvestment of distributions	7	72
	7	72
Shares repurchased	—	—
Net increase	7	$72

	FOR THE PERIOD 9/20/17
	(COMMENCEMENT OF OPERATIONS) TO 2/28/18
Class R	Shares	Amount
Shares sold	—	$—
Shares issued in connection with reinvestment of distributions	7	72
	7	72
Shares repurchased	—	—
Net increase	7	$72

	FOR THE PERIOD 9/20/17
	(COMMENCEMENT OF OPERATIONS) TO 2/28/18
Class R6	Shares	Amount
Shares sold	451,658	$4,603,718
Shares issued in connection with reinvestment of distributions	2,514	25,420
	454,172	4,629,138
Shares repurchased	(6,110)	(61,637)
Net increase	448,062	$4,567,501

	FOR THE PERIOD 9/20/17
	(COMMENCEMENT OF OPERATIONS) TO 2/28/18
Class Y	Shares	Amount
Shares sold	1,877,200	$18,785,817
Shares issued in connection with reinvestment of distributions	12,487	126,247
	1,889,687	18,912,064
Shares repurchased	(1,760)	(17,878)
Net increase	1,887,927	$18,894,186

At the close of the reporting period, three shareholders of record owned 39.6%, 19.8% and 14.6% respectively, of the outstanding shares of the fund.

PanAgora Risk Parity Fund 33

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	698,947	98.98%	$6,947,533
Class B	1,007	100.00	9,977
Class C	1,007	100.00	9,977
Class M	1,007	100.00	9,988
Class R	1,007	100.00	10,001
Class R6	1,007	0.22	10,020
Class Y	1,007	0.05	10,020

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on September 20, 2017. Prior to September 20, 2017, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued
Class A	$6,940,000	694,000
Class B	$10,000	1,000
Class C	$10,000	1,000
Class M	$10,000	1,000
Class R	$10,000	1,000
Class R6	$10,000	1,000
Class Y	$10,000	1,000

Note 6: Basis of consolidation

The accompanying consolidated financial statements of the fund include the account of the subsidiary which primarily invests in commodity-related instruments and other derivatives. The fund may invest up to 25% of its total assets in the subsidiary. The fund’s Consolidated portfolio and Consolidated financial statements include the positions and accounts, respectively, of the subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The subsidiary is subject to the same investment policies and restrictions that apply to the fund, except that the subsidiary may invest without limitation in commodity-related instruments. The following table shows a summary of the selected financial information of the subsidiary included in the consolidated financial statements:

Consolidated statement of assets and liabilities
Total assets	$3,931,837
Total liabilities	$48,854
Net Assets	$3,882,983

Consolidated statement of operations
Net investment loss	$(2,169)
Net realized gain (loss) from:
Futures contracts	$(88,971)
Foreign currency transactions	$(3,610)
Net change in unrealized gain (loss) from:
Futures contracts	$227,734
Net increase (decrease) in net assets resulting from operations	$132,984

34 PanAgora Risk Parity Fund

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	1,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not	Consolidated		Consolidated
accounted for as	statement of		statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	$315,081*	Unrealized depreciation	$77,879*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	55,979*	Unrealized depreciation	230,619*
Receivables, Net
assets — Unrealized
Commodity contracts	appreciation	227,734*	Payables	—
Total		$598,794		$308,498

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Consolidated statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Consolidated statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Equity contracts	$562,306	$562,306
Interest rate contracts	(822,427)	$(822,427)
Commodity contracts	(88,970)	$(88,970)
Total	$(349,091)	$(349,091)

PanAgora Risk Parity Fund 35

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Equity contracts	$237,202	$237,202
Interest rate contracts	(174,640)	$(174,640)
Commodity contracts	227,734	$227,734
Total	$290,296	$290,296

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Consolidated statement of assets and liabilities.

	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:
Futures contracts§	$293,657	$293,657
Total Assets	$293,657	$293,657
Liabilities:
Futures contracts	59	59
Total Liabilities	$59	$59
Total Financial and Derivative Net Assets	$293,598	$293,598
Total collateral received (pledged)†##	$(802,993)
Net amount	$1,096,591
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$(802,993)	$(802,993)

** Included with Investments in securities and/or Deposits with broker on the Consolidated statement of assets and liabilities. With respect to futures contracts, this amount represents collateral on initial and variation margin for outstanding contracts.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

36 PanAgora Risk Parity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
PanAgora Asset Management, Inc.	Catharine Bond Hill	Principal Accounting Officer,
470 Atlantic Ave.	Paul L. Joskow	and Assistant Treasurer
Boston, MA 02210	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam PanAgora Risk Parity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2018